                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20543



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported) August 17, 2000



                         Commission File No. 000-22741



                            CARRAMERICA REALTY, L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                                       52-1976308
-------------------------------                 -------------------------------
(State or other jurisdiction of                 (I.R.S. Employer Identification
 incorporation or organization)                              Number)



                  1850 K Street, N.W., Washington, D.C.  20006
--------------------------------------------------------------------------------
               (Address or principal executive office) (Zip code)


      Registrant's telephone number, including area code:   (202) 729-7500

                         CarrAmerica Realty Corporation
                                    Form 8-K

Item 2:   Disposition of Assets

          On August 17, 2000, CarrAmerica Realty, L.P. (the Company) was party to a joint venture transaction with the New York State Teachers Retirement System (NYSTRS). At closing, the Company and certain of its affiliates contributed properties to Carr Office Park, L.L.C. (the Joint Venture), a newly formed joint venture and NYSTRS contributed
          cash of approximately $255.1 million.   The Joint Venture encompasses
          five premium-quality suburban office parks in four high-growth markets (Chicago, Austin, Dallas, and Denver) totaling more than 2.5 million square feet of stabilized properties, 461,000 square feet of office projects now under development and land that can support approximately
          1.5 million square feet of office space.

          The Company received approximately $107.0 million of cash, which included payment on an intercompany obligation, and a 20% interest in the Joint Venture in exchange for the properties. The Company contributed land and buildings in Austin, Denver and Dallas. The Company will use the cash received from the Joint Venture to repay outstanding indebtedness and for other general corporate purposes.

          Certain statements in this filing constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company and its affiliates or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such factors include, among others, the following: national and local economic, business and real estate conditions that will, among other things, affect demand for office properties, availability and creditworthiness of tenants, the level of lease rents and the availability of financing for both tenants and the Company, adverse changes in the real estate markets including, among other things, competition with other companies, risks of real estate acquisition and development (including the failure of pending acquisitions to close and pending developments to be completed on time and within budget), actions, strategies and performance of affiliates that the Company may not control, governmental action


Item 7:  (b)   Pro forma financial information:

          The following unaudited pro forma financial statements are based on the consolidated financial statements of the Company. These statements reflect how the consolidated balance sheet of the Company might have appeared at June 30, 2000 if the contribution of properties to the Joint Venture and related transactions had occurred at that date and how the consolidated statements of continuing operations of the Company for the six months ended June 30, 2000 and the year ended December 31, 1999 might have appeared if the contribution and related transactions had been consummated at the beginning of each period. These unaudited pro forma condensed financial statements are not necessarily indicative of the results of operations or financial position of the Company that would have occurred had the contribution of properties and related transactions occurred at the beginning of the periods presented or on the date indicated, nor are they necessarily indicative of the future results of operations or financial position of the Company.

          These unaudited pro forma condensed financial statements should be read in conjunction with the audited consolidated financial statements of the Company included in its Form 10-K for the year ended December 31, 1999 and the unaudited consolidated financial statements of the Company included in its Form 10-Q for the six months ended June 30, 2000. The unaudited pro forma adjustments are based upon this financial information and certain other assumptions included in the notes to the unaudited pro forma condensed consolidated financial statements.

                    CARRAMERICA REALTY, L.P. AND SUBSIDIARY
       Pro Forma Condensed Consolidated Balance Sheet As Of June 30, 2000
-------------------------------------------------------------------------------

                                                                           Proforma          Proforma
(In thousands)                                          June 30, 2000    Adjustments      June 30, 2000
                                                        --------------- ---------------   ---------------
                                                         (Unaudited)                       (Unaudited)
Assets

Rental property, net of accumulated depreciation            $  715,088       (132,309)  1     $  582,779
Land held for development                                        9,365         (5,015)  1          4,350
Construction in progress                                        27,356         (8,032)  1         19,324
Cash and cash equivalents                                        8,223              -              8,223
Restricted cash and cash equivalent                              2,051              -              2,051
Accounts and notes receivable                                   20,984              -             20,984
Investments                                                     13,292         71,348   4         84,640
Accrued straight-line rents                                     12,220         (1,717)  1         10,503
Tenant leasing costs, net                                       16,555         (6,082)  1         10,473
Deferred financing costs, net                                      256              -                256
Prepaid expenses and other assets, net                             612              -                612
                                                            ----------  -------------     --------------
                                                            $  826,002        (81,807)        $  744,195
                                                            ==========  =============     ==============

Liabilities and Partners' Capital

Liabilities:
        Mortgages and notes payable                         $  231,144       (107,018)  2     $  124,126
        Accounts payable and accrued expenses                   12,175              -             12,175
        Due to affiliates                                      104,316          5,937   5        110,253
        Rent received in advance and security deposits           6,856              -              6,856
                                                            ----------  -------------     --------------
        Total liabilities                                      354,491       (101,081)           253,410
                                                            ----------  --------------    --------------

Partners' Capital
        General partner                                          4,783          1,927   3          6,710
        Limited partners                                       466,728         17,347   3        484,075
                                                            ----------  -------------     --------------
        Total partners' capital                                471,511         19,274            490,785
                                                            ----------  -------------     --------------

Commitments and contingencies                               $  826,002        (81,807)        $  744,195
                                                            ==========  =============     ==============

See accompanying notes to condensed consolidated balance sheet.

            NOTES TO  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET


1.   Eliminate book value of assets contributed to Joint Venture.

2. Record paydown of debt with proceeds from contribution of properties to Joint Venture.

3.   Record gain on contribution of properties.

4.   Record investment in Joint Venture.

5. Record receipt of intercompany note receivable (due from affiliates has been netted with due to affiliates).

                    CARRAMERICA REALTY, L.P. AND SUBSIDIARY
Pro Forma Condensed Consolidated Statement of Continuing Operations for the Year
                            Ended December 31, 1999
--------------------------------------------------------------------------------



                                                                                                Proforma
                                                          Year                                    Year
(Amounts in thousands)                                   Ended              Proforma             Ended
                                                   December 31, 1999      Adjustments      December 31, 1999
                                                   -----------------    ---------------   -------------------
                                                                                               (unaudited)
Revenues:
    Rental income:                                  $     123,500           (22,481)  1   $         101,019
    Real estate service revenue                             3,830                 -                   3,830
                                                   --------------       -----------       -----------------
      Total operating revenues                            127,330           (22,481)                104,849
                                                   --------------       -----------       -----------------
Operating expenses:
    Property expenses:
      Operating expenses                                   29,427            (4,578)  1              24,849
      Real estate taxes                                    11,917            (2,020)  1               9,897
    Interest expense                                       20,545            (6,225)  2              14,320
    General and administrative                              6,239              (465)  1               5,774
    Depreciation and amortization                          32,820            (8,563)  1              24,257
                                                   --------------       -----------       -----------------
      Total operating expenses                            100,948           (21,851)                 79,097
                                                   --------------       -----------       -----------------
      Real estate operating income                         26,382              (630)                 25,752

Other operating income:
    Interest Income                                         1,620               (26)  1               1,594
    Equity in earnings of unconsolidated
    partnerships                                                8             1,376                   1,384
                                                   --------------       -----------       -----------------
      Total other operating income                          1,628             1,350                   2,978
                                                   --------------       -----------       -----------------
      Net income before gain on sale of assets             28,010               720                  28,730

    Gain on sale of assets                                  3,804                 -                   3,804
                                                   --------------       -----------       -----------------
      Net income                                     $     31,814               720        $         32,534
                                                   ==============       ===========       =================
Net income attributable to general partner           $        318                 7        $            325
                                                   ==============       ===========       =================
Net income attributable to limited partners          $     31,496               713        $         32,209
                                                   ==============       ===========       =================


See accompanying notes to condensed consolidated statements of continuing operations.

                    CARRAMERICA REALTY, L.P. AND SUBSIDIARY
Pro Forma Condensed Consolidated Statement of Continuing Operations for the Six
                           Months Ended June 30, 2000
--------------------------------------------------------------------------------

                                                                                               Proforma
                                                          Six Months                          Six Months
(Amounts in thousands)                                      Ended            Proforma           Ended
                                                        June 30, 2000      Adjustments      June 30, 2000
                                                        ---------------   ---------------   ---------------
                                                         (unaudited)                          (unaudited)
Revenues:
    Rental income:                                          $   67,574          (14,507)  1     $   53,067
    Other revenue                                                1,966                -              1,966
                                                        ---------------   ---------------   ---------------
      Total operating revenues                                  69,540          (14,507)            55,033
                                                        ---------------   ---------------   ---------------
Operating expenses:
    Property expenses:
      Operating expenses                                        15,190           (3,124)  1         12,066
      Real estate taxes                                          6,782           (1,960)  1          4,822
    Interest expense                                            13,017           (3,896)  2          9,121
    General and administrative                                   2,377             (221)  1          2,156
    Depreciation and amortization                               17,607           (4,691)  1         12,916
                                                        ---------------   ---------------   ---------------
      Total operating expenses                                  54,973          (13,892)            41,081
                                                        ---------------   ---------------   ---------------
      Real estate operating income                              14,567             (615)            13,952

Other operating income:
    Interest Income                                                872              (14)  1            858
    (Loss) equity in earnings of unconsolidated
    partnership                                                    (81)             905   3            824
                                                        ---------------   ---------------   ---------------
      Total other operating income                                 791              891              1,682
                                                        ---------------   ---------------   ---------------
      Net operating income before gain on
        sale of assets                                          15,358              276             15,634

    Gain on sale of assets                                         978                0                978
                                                        ---------------   ---------------   ---------------
Net income                                                  $   16,336              276        $    16,612
                                                        ===============   ===============   ===============
      Net income attributable to general partner            $      163                3         $      166
                                                        ===============   ===============   ===============
      Net income attributable to limited partners           $   16,173              273         $   16,446
                                                        ===============   ===============   ===============

See accompanying notes to condensed consolidated statements of continuing operations.

 NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF CONTINUING OPERATIONS

1.  Eliminate revenues and expenses of properties contributed to Joint
    Venture.

2. Eliminate net interest expense associated with debt paid down with proceeds from contribution of properties to Joint Venture.

3.  Record equity in net earnings of the Joint Venture.

4. The pro forma condensed consolidated statements of continuing operations do not include the gain which will be recognized on the contribution of properties to the Joint Venture. The gain is expected to approximate $19,274,000.

Item 7:  (c)   Exhibits:

               10.1 Amended and Restated Limited Liability Company Agreement of Carr Office Park, L.L.C., dated as of August 15, 2000 (incorporated by reference to Exhibit 10.1 to the CarrAmerica Realty Corporation Form 8-K filed September 1,
                     2000)

               10.2 Contribution and Purchase/Sale Agreement, dated as of August 15, 2000, Among CarrAmerica Realty Corporation, CarrAmerica Realty L.P., CarrAmerica Development, Inc., Carr Development & Construction, L.P., Carr Parkway North I Corporation and New York State Teachers' Retirement System (incorporated by reference to Exhibit 10.2 to the CarrAmerica Realty Corporation Form 8-K filed September 1, 2000 )

               10.3 Supplemental Agreement (Amending and Supplementing the Contribution Agreement and the LLC Agreement), dated as of August 15, 2000, Among CarrAmerica Realty Corporation, CarrAmerica Realty L.P., CarrAmerica Development, Inc., Carr Development & Construction, L.P., Carr Parkway North I Corporation and New York State Teachers' Retirement System (incorporated by reference to Exhibit 10.3 to the CarrAmerica Realty Corporation Form 8-K filed September 1,
                     2000)

               99.1 Press Release dated August 17, 2000 (incorporated by reference to Exhibit 99.1 to the CarrAmerica Realty Corporation Form 8-K filed September 1, 2000)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 1, 2000


CARRAMERICA REALTY, L.P.
a Delaware Limited Partnership
By:  CarrAmerica Realty GP Holdings, Inc.,
     its general partner



By:  /s/Richard F. Katachuk
     -------------------------------------------
     Richard F. Katchuk, Chief Financial Officer